UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

(Amendment No.__ )

Check the appropriate box:

☒	Preliminary Information Statement Only

☐	Confidential, for Use of the Commission (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

myContactCard, Inc.
(Name of Registrant as Specified in its Certificate of Incorporation)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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MYCONTACTCARD, INC.
8001 IRVINE CENTER DRIVE, SUITE 400
IRVINE, CALIFORNIA 92618

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Jamaica Jim, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting ratifying the adoption of the Company’s 2009 Stock Compensation Plan which authorizes the reservation of 2,500,000 shares of Company common stock for issuance as compensation in the form of stock options or restricted stock grants to employees, directors and consultants.

The accompanying information statement (this “Information Statement”), which describes the 2009 Stock Compensation Plan in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Under the Nevada Revised Statutes, our Certificate of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to ratify the proposed 2009 Stock Compensation Plan. Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the proposed ratification of the 2009 Stock Compensation Plan will not be effected until at least twenty (20) calendar days following the mailing of the accompanying Information Statement to our stockholders.

Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action. The accompanying Information Statement will serve as notice pursuant to the Nevada Revised Statutes and the Exchange Act of the approval by less than the unanimous written consent of the stockholders of the Company with respect to the proposed name change. We will first mail this Information Statement on or about January 20, 2010 to stockholders of record as of December 20, 2009.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR
INFORMATION PURPOSES ONLY.

By Order of the Board of Directors
/s/ Bill Noonan
Bill Noonan,
President and Director

January 6, 2009

MYCONTACTCARD, INC.
8001 IRVINE CENTER DRIVE, SUITE 400
IRVINE, CALIFORNIA 92618

INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION
PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS
REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE
NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY. THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION
STATEMENT IS JANUARY 20, 2010.

myContactCard, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.01 per share (the “Common Stock”) have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting ratifying the adoption of the Company’s 2009 Stock Compensation Plan.  No vote or other action is requested or required on your part.

RATIFICATION OF 2009 STOCK COMPENSATION PLAN

Our Board and a majority of the holders of our Common Stock have approved and ratified the Company’s 2009 Stock Compensation Plan.  A copy of the 2009 Stock Compensation Plan is attached to this Information Statement as Exhibit A ..

Summary of the 2009 Stock Compensation Plan

The Plan is intended to further the growth and financial success of the Company by providing additional incentives to selected employees, directors, and consultants to the Company and its subsidiary corporations, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Company. Stock granted under the Plan (hereinafter “Incentive Stock”) may be either incentive stock options," as defined in Section 422A of the Code and any regulations promulgated under said Section (“ISO”), non-statutory options (“NSO”), or restricted stock awards (“RSA”), at the discretion of the Board of Directors of the Company (the "Board") and as reflected in the respective written stock option agreements granted pursuant hereto.

The Plan reserves two million five hundred thousand (2,500,000) shares of the Company's Common Stock.

Administration

The Plan shall be administered by the Board of Directors of the Company; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Company under the Securities Act of 1933, as amended.

Eligibility

The persons who shall be eligible to receive Incentive Stock shall be employees, directors, or consultants of the Company or any of its Affiliates. The term consultant shall mean any person who is engaged by the Company to render services and is compensated for such services, and any director of the Company whether or not compensated for such services; provided that, if the Company registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Company.  All employees of the Company and its affiliates are eligible to participate in the Plan.

Any option granted to a person who at the time the option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Company, or of any Affiliate, ("Ten Percent Holder") shall have an option exercise price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant. ISOs granted to a person who at the time the option is granted is not a Ten Percent Holder shall have an option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant. NSOs granted to a person who at the time the option is granted is not a Ten Percent Holder shall have an option exercise price determined by the Board as of the date of grant.

No option granted pursuant to the Plan is transferable otherwise than by will or the laws of descent and distribution. If there is a stock split, stock dividend, or other relevant change affecting the Company's shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.

The aggregate fair market value (determined at the time an option is granted) of the Common Stock with respect to which ISO's are exercisable for the first time by any person during any calendar year under the Plan shall not exceed $300,000. Any option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any option be exercisable after the expiration of five (5) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such option.

Stockholders Consenting to Name Change by Written Consent

The following three affiliate holders of our Common Stock representing 59.5% of the issued and outstanding Common Stock as of December 20, 2009, consented in writing to the Name Change:

1.	Bill Noonan, Company President and Director, individually and on behalf of community property held with his wife Elizabeth J. Noonan

2.	Leon Shwetz, Company Secretary and Director, individually and on behalf of InterContinental Management of Nevada LLC as its president

3.	Robin Noonan, Company Vice-President and daughter of Company President and Director, as trustee of the William R. Noonan and Elizabeth J. Noonan Irrevocable Trust

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 20, 2009, about stockholders whom we believe are the beneficial owners of more than five percent of our outstanding Common Stock or Preferred Stock as well as information regarding stock ownership by our directors, executive officers, and directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and is calculated based on 12,373,399 shares of our common stock issued and outstanding as of December 20, 2009. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, as appropriate, or will become exercisable within 60 days of the reporting date are deemed outstanding, even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

2

Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name. The address of each stockholder is listed in the table.

NAME AND ADDRESS OF BENEFICIAL OWNER	BENEFICIALLY OWNED	PERCENT OF CLASS

Bill Noonan, President and Director (1) 8001 Irvine Center Drive, Suite 400 Irvine, California 92618	4,776,200	38.6
Leon Shwetz, Director (2) 1700 W Horizon Ridge Parkway, Suite 201 Henderson, NV 89012	582,200	4.7
William R. Noonan and Elizabeth J. Noonan Irrevocable Trust (3) 8001 Irvine Center Drive, Suite 400 Irvine, California 92618	2,000,000	16.2
All executive officers and directors as a group		43.3

(1)	Of these shares, Mr. Noonan beneficially owns 90,000 as an individual, 3,751,200 as community property with his wife Elizabeth J. Noonan, and controls 935,000 share owned by his wife.
(2)	Of these shares, Mr. Shwetz owns 352,200 individually and controls the remaining 230,000 owned by InterContinental Management of Nevada LLC as its president and member.

(3)	The trustees of this shareholder are John Graham and Robin L. Noonan, daughter of Bill Noonan.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock (including options to purchase our capital stock) set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed the Name Change.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at: 8001 IRVINE CENTER DRIVE, SUITE 400, IRVINE, CALIFORNIA 92618  Attn: Corporate Secretary.

INFORMATION INCORPORATED BY REFERENCE

This Information Statement incorporates by reference important business and financial information about the Company and the 2009 Stock Compensation Plan from other documents that are not included in or delivered with this Information Statement.  All of this information is available to you without charge within one business day of receipt of your written or oral request. You can obtain the documents incorporated by reference into this Informational Statement by requesting them in writing or by telephone at the address and number below:

By Mail:

myContactCard, Inc.
Corporate Secretary
8001 IRVINE CENTER DRIVE, SUITE 400
IRVINE, CALIFORNIA 92618

By Telephone:  (949) 309-3099

NO DISSENTER’S RIGHTS

Under the NRS, the Company’s dissenting stockholders are not entitled to appraisal rights with respect to the ratification of the 2009 Stock Compensation Plan, and the Company will not independently provide its stockholders with any such right.

3

MISCELLANEOUS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address. We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at (949) 309-3099 or by mail to our address at 8001 IRVINE CENTER DRIVE, SUITE 400, IRVINE, CALIFORNIA 92618  Attn: Corporate Secretary. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the Corporate Secretary at the address and telephone number stated above.
We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

January 6, 2010 By Order of the Board of Directors of myContactCard, Inc.
/s/ Bill Noonan
Bill Noonan,
President and Director

4

EXHIBIT A

MYCONTACTCARD, INC.

2009 STOCK COMPENSATION PLAN

1.           PURPOSE

This 2009 Stock Compensation Plan (the "Plan") is intended to further the growth and financial success of myContactCard, Inc., a Nevada corporation (the "Corporation") by providing additional incentives to selected employees, directors, and consultants to the Corporation or parent corporation or subsidiary corporation of the Corporation as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Corporation. Under the Plan, the Board of Directors of the Corporation ("Board") may grant in its discretion (i) stock options either as (a) "Incentive Stock Options" as defined in Section 422A of the Code and any regulations promulgated under said Section, or (b) "Nonstatutory Stock Options" (collectively "Options"); or (ii) restricted stock awards ("Restricted Stock Awards"); all being reflected in the respective written Option or Restricted Stock Award agreements granted pursuant hereto.

2.           ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Corporation; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Corporation under the Securities Act of 1933, as amended.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code, Nonstatutory Stock Options, or Restricted Stock Awards (collectively a "Stock Comp"); (b) determine in good faith the fair market value of the stock covered by a Stock Comp; (c) determine which eligible persons shall be granted Stock Comp and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Stock Comp; (f) consistent with the Plan and with the consent of the recipient as appropriate, amend any outstanding Stock Comp or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to recipients without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or of any Stock Comp shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Comp.

3.           ELIGIBILITY

The persons who shall be eligible to receive Stock Comp shall be employees, directors, or consultants of the Corporation or any of its Affiliates ("Recipient"). The term consultant shall mean any person who is engaged by the Corporation to render services and is compensated for such services, and any director of the Corporation whether or not compensated for such services; provided that, if the Corporation registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Corporation.

(a)           INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing, Incentive Stock Options may only be issued to employees of the Corporation or its Affiliates. Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Corporation. Payment of a director fee shall not be sufficient to constitute employment by the Corporation. Any grant of option to an officer or director of the Corporation subsequent to the first registration of any of the securities of the Corporation under the Act shall comply with the requirements of Rule 16b-3. An recipient may hold more than one Option.

The Corporation shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Corporation or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of one hundred thousand dollars ($100,000). Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Stock Option. If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Stock Option.

(b)           NONSTATUTORY STOCK OPTION; RESTRICTED STOCK AWARD. The provisions of the foregoing Section 3(a) shall not apply to any Nonstatutory Stock Option or Restricted Stock Award.

4.           STOCK

The stock subject to Stock Comp shall be the shares of the Corporation's authorized but unissued or reacquired Common Stock (the "Stock").

(a)           NUMBER OF SHARES. Subject to adjustment as provided in Paragraph 5(h) of this Plan, the total number of shares of Stock which may be purchased through Stock Comp granted under this Plan shall not exceed two million five hundred thousand (2,500,000) shares. If any Stock Comp shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Stock Comp with respect thereto under this Plan as though no Stock Comp had been granted with respect to such shares.

(b)           RESERVATION OF SHARES. The Corporation shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Stock Comp under the Act, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares hereunder, the Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5.           TERMS AND CONDITIONS OF OPTIONS

Options granted hereunder shall be evidenced by agreements between the Corporation and the respective optionees, in such form and substance as the Board or Committee shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)           NUMBER OF SHARES: Each Option shall state the number of shares to which it pertains.

(b)           OPTION PRICE: Each Option shall state the Option Price, which shall be determined as follows:

(i) Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Corporation, or of any Affiliate, ("Ten Percent Holder") shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant; and

(ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant.

(iii) Nonstatutory Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option Price determined by the Board as of the date of grant.

For the purposes of this paragraph 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)           MEDIUM AND TIME OF PAYMENT: To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Corporation, provided such tendered stock was not acquired directly or indirectly from the Corporation, or, if acquired from the Corporation, has been held by the Recipient for more than six (6) months, (iii) by the Recipient's promissory note in a form satisfactory to the Corporation and bearing interest at a rate determined by the Board, in its sole discretion, but in no event less than 6% per annum, (iv) by the surrender of the Option (or a portion hereof) in accordance with the terms hereof but without payment in cash (a "Cashless Exercise"), (v) with any combination of (i) and (iv), or (iv) such other form of legal consideration permitted by State law as may be acceptable to the Board.

The number of shares of Common Stock issuable in respect of a Cashless Exercise shall be computed using the following formula:

                  X = Y (A-B)
                          -----------
                                A

Where:

                  X = the number of shares of Common Stock to be issued to the Holder in respect of a Cashless Exercise

                  Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled in connection with such Cashless Exercise (at the date of such calculation)

                  A = the Fair Market Value (as defined below) of one share of the Corporation's Common Stock (at the date of such calculation)

                  B = Option Exercise Price (as adjusted to the date of such calculation).

(d)           TERM AND EXERCISE OF OPTIONS: Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of five (5) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of an Recipient, the Option shall be exercisable only by the Recipient and shall not be assignable or transferable by the Recipient, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

(e)           TERMINATION OF STATUS AS EMPLOYEE, DIRECTOR, OR CONSULTANT: If Recipient's status as an employee, director, or consultant shall terminate for any reason other than Recipient's death, then the Recipient (or if the Recipient shall die after such termination, but prior to exercise, Recipient's personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time within thirty (30) days after such termination (or in the event Recipient's termination was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code) this 30-day period shall be extended to six (6) months) or the remaining term of the Option, whichever is the lesser; provided, however, that with respect to Nonstatutory Options, the Board may specify such longer period, not to exceed six (6) months, for exercise following termination as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Recipient could have exercised at the date of termination of employment. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Corporation to terminate the employee of an Recipient with or without cause.

(f)           DEATH OF RECIPIENT: If an Recipient dies while employed or engaged as a director or consultant by the Corporation or an Affiliate, the portion of such Recipient's Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Recipient could have exercised the Option as of the date of Recipient's death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Recipient.

(g)           NONTRANSFERABILITY OF OPTION: No Option shall be transferable by the Recipient, except by will or by the laws of descent and distribution.

(h)           RECAPITALIZATION: Subject to any required action by the stockholders, the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation.

Subject to any required action by the stockholders, if the Corporation shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger or consolidation. In such event, if the entity which shall be the surviving entity does not tender to Recipient an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Recipient with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Recipient, but shall not be obligated to do so, the right for a period commencing thirty (30) days prior to and ending immediately prior to such dissolution, liquidation, merger or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Paragraph 5(d) of this Plan; provided, that any such right granted shall be granted to all Recipients not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger or consolidation.

In the event of a change in the common stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of this Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Paragraph 5(h), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(i)           RIGHTS AS A STOCKHOLDER: An Recipient shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to Recipient for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Paragraph 5(h) hereof.

(j)           MODIFICATION, ACCELERATION, EXTENSION, AND RENEWAL OF OPTIONS: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law.

Notwithstanding the foregoing provisions of this Paragraph 5(j), however, no modification of an Option shall, without the consent of the Recipient, alter to the Recipient's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(k)         INVESTMENT INTENT: Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Corporation and its counsel, and (ii) if requested to do so by the Corporation, the person exercising the Option shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Corporation a letter of investment intent, all in such form and substance as the Corporation may require. If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

(l)           EXERCISE BEFORE EXERCISE DATE: At the discretion of the Board, the Option may, but need not, include a provision whereby the Recipient may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Corporation upon termination of Recipient's employment as contemplated by Paragraphs 5(e), 5(f) and 5(g) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)        OTHER PROVISIONS: The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Corporation, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Corporation are listed.

6.           TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

(a)           AUTHORITY TO GRANT AWARDS. The Board or Committee may make an award of restricted common stock of the Corporation ("Restricted Stock") to selected eligible employees, directors and consultants. The amount of each Restricted Stock Award and the respective terms and conditions of each Restricted Stock Award (which terms and conditions need not be the same in each case) shall be determined by the Board or the Committee, as applicable, in its sole discretion. However, the terms and conditions of a Restricted Stock Award shall not be inconsistent with the terms of the Plan.

(b)           TRANSFERABILITY AND RIGHTS WITH RESPECT TO RESTRICTED STOCK. Except as provided herein, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during means the period designated by the Board or Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered ("Restricted Period"). Any attempted sale, assignment, transfer, pledge or encumbrance of Restricted Stock in violation of the Plan shall be void and the Corporation shall not be bound thereby.

During the Restricted Period, certificates representing the Restricted Stock shall be registered in the recipient's name and may bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in the Plan and the applicable agreement. Such certificates shall be deposited by the recipient with the Corporation, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Corporation of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable agreement. Restricted Stock shall constitute issued and outstanding shares of stock for all corporate purposes.

Subject to the terms of the Plan and the agreement with respect to the Restricted Stock Award, the recipient shall have the right to vote the Restricted Stock awarded to such recipient and to receive and retain all regular cash dividends, and to exercise all other rights, powers and privileges of a holder of stock, with respect to such Restricted Stock, with the exception that (i) the recipient shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired and (ii) the recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Stock during the Restricted Period. Nothing in this Section shall prevent transfers by will or by the applicable laws of descent and distribution.

(c)           WITHHOLDING TAX. The Corporation or any Affiliate shall be entitled to deduct from other compensation payable to each employee any sums required by federal, state or local tax law to be withheld with respect to Restricted Stock Awards hereunder; or the Corporation may require the employee to pay such sums directly to the Corporation or any Affiliate.

The Corporation or any Affiliate may meet its tax withholding obligations under the Code and applicable state or local law arising upon the vesting of Restricted Stock by delivering to the Restricted Stock recipient (or his estate, if applicable) a reduced number of shares of stock in the manner specified below. At the time of vesting of shares of Restricted Stock, the Corporation shall (i) calculate the amount of the Corporation's or the Affiliate's minimum statutory tax withholding obligation on the assumption that all such vested shares of Restricted Stock are made available for delivery, (ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld on the vesting date approximates the amount of tax the Corporation or an Affiliate is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the employee, in the amount of the withholding tax due. The Corporation shall withhold only whole shares of stock to satisfy its withholding obligation. If the Fair Market Value of the withheld shares does not equal the Corporation's withholding tax obligation, the Corporation shall withhold shares with a Fair Market Value slightly less than the amount of its withholding obligation and the recipient of the Restricted Stock Award must satisfy the remaining withholding obligation by paying such sum directly to the Corporation or any Affiliate in cash or by check within ten days after the date of vesting. The withheld shares of Restricted Stock not made available for delivery by the Corporation shall be retained as treasury stock or will be cancelled and, in either case, the recipient's right, title and interest in such Restricted Stock shall terminate. The Corporation shall have no obligation upon the vesting of Restricted Stock until the Corporation or an Affiliate has received payment sufficient to cover all tax withholding amounts due. The Corporation and its Affiliates shall not be obligated to advise a Holder of the existence of the tax or the amount which the employer corporation will be required to withhold.

(d)           CHANGES IN CORPORATION'S CAPITAL STRUCTURE. In the event that the issued and outstanding shares of stock should, as a result of any stock dividend, stock split or spin-off, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reclassification, reorganization, liquidation, or other similar event, be increased or decreased or changed into or exchanged for a different number or kind of share of stock or other securities of the Corporation or of another corporation, the number and class of additional shares or other securities which may be issued pursuant to Restricted Stock Awards under the Plan will be appropriately adjusted by the Board or Committee to reflect such action. If any adjustment shall result in a fractional share, the fraction shall be disregarded.

(e)           VESTING OF RESTRICTED STOCK. Restricted Stock Awards shall be subject to such vesting restrictions, if any, as the Board or the Committee, as applicable, shall determine in its sole discretion. The vesting restrictions shall be specified in the agreements relating to the Restricted Stock Awards.

(f)           CONSEQUENCE OF VESTING. When shares of Restricted Stock become vested, the Restricted Period shall be terminated as to those shares, and the Corporation shall deliver to the Restricted Stock Award recipient (or his estate, if applicable) a stock certificate representing those shares and all Retained Distributions made or declared with respect to those shares, reduced as necessary to satisfy the Corporation's tax withholding obligation.

7.           AVAILABILITY OF INFORMATION

During the term of the Plan and any additional period during which a Stock Comp granted pursuant to the Plan shall be exercisable, the Corporation shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Corporation as is required by the bylaws of the Corporation and applicable law to be furnished in an annual report to the stockholders of the Corporation.

8.           EFFECTIVENESS OF PLAN; EXPIRATION

Subject to approval by the stockholders of the Corporation, this Plan shall be deemed effective as of the date it is adopted by the Board. The Plan shall expire on December 31, 2014, but such expiration shall not affect the validity of outstanding Options.

9.           AMENDMENT AND TERMINATION OF THE PLAN

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Stock Comp, suspend or terminate the Plan or revise or amend it in any respect whatsoever.

10.           INDEMNIFICATION OF BOARD

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Stock Comp granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Corporation, in writing, the opportunity, at its own expense, to handle and defend the same.

11.           APPLICATION OF FUNDS

The proceeds received by the Corporation from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

12.           NO OBLIGATION TO EXERCISE OPTION

The granting of an Option shall impose no obligation upon the Recipient to exercise such Option.

13.           NOTICES

All notice, requests, demand, and other communications pursuant this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

14.           SECURITIES LAW AND OTHER RESTRICTIONS.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Corporation will not be required to issue any shares of Common Stock under this Plan, and a Recipient may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Stock Comp granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act of 1933 and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Corporation may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Corporation in order to comply with such securities law or other restrictions.

The foregoing 2009 Stock Compensation Plan was duly adopted and approved by the Corporation’s Board of Directors on December 20, 2009.

Bill Noonan
Bill Noonan, Chairman & CEO